APPENDIX B

                                CUSTODY AGREEMENT

     The following portfolios ("Funds") are hereby made parties to the Custody Agreement dated July 30, 2008, with UMB Bank, n.a. ("Custodian") and World Funds Trust, and agree to be bound by all the terms and conditions contained in said
Agreement:

                        UNION STREET PARTNERS VALUE FUND
                             PERKINS DISCOVERY FUND
                              VIRGINIA EQUITY FUND

                                          WORLD FUNDS TRUST

 Attest:                                  By: /s/ John Pasco, III
------------------------------------     ---------------------------------------
                                          Name:   John Pasco, III
                                          --------------------------------------
                                          Title:  Chairman
                                          --------------------------------------
                                          Date:   05/31/2013
                                          --------------------------------------

                                          UMB BANK, N.A.

 Attest:                                  By: /s/ Ralph R. Santoro
------------------------------------     ---------------------------------------
                                          Name:   Ralph R. Santoro
                                          --------------------------------------
                                          Title:  Senior Vice President
                                          --------------------------------------
                                          Date:   05/31/2013
                                          --------------------------------------

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

                                   APPENDIX C

                                CUSTODY AGREEMENT

          Eligible Funds and Borrowing Limitations - World Funds Trust

----------------------------------------------------------------------------------------------------------------
FUND NAME                           ACCEPTABLE REASON               LIMITATION
----------------------------------------------------------------------------------------------------------------
Union Street Partners Value Fund    Temporary emergency only        Limited to extent allowed under the 1940 Act
----------------------------------------------------------------------------------------------------------------
Perkins Discovery Fund              Temporary emergency only        Limited to extent allowed under the 1940 Act
----------------------------------------------------------------------------------------------------------------
Virginia Equity Fund                Temporary emergency only        Limited to extent allowed under the 1940 Act
----------------------------------------------------------------------------------------------------------------

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